Exhibit 99.2 TPG to Acquire Peppertree Capital Management May 2025

Important Notices This presentation is being provided by TPG Inc. (“TPG,” “we,” “our,” “us,” or the “Company”) solely for informational purposes for its public stockholders. To the maximum extent permitted by law, none of us or our affiliates, directors, officers, partners, employees, agents, or advisors or any other person accepts any liability related to the use or misuse of the information contained in this presentation. The Company has entered into an agreement with Peppertree Capital Management, Inc. (“Peppertree”) and certain affiliated entities and equityholders thereof to acquire (the “Acquisition”) the Peppertree business. The Acquisition is subject to customary closing conditions, including regulatory approvals. Throughout this presentation, all current period amounts are preliminary and unaudited and subject to change as a result of continuing to align metrics, policies, and definitions between TPG and Peppertree; totals may not sum due to rounding. For additional important information, please refer to the Endnotes and Definitions in this presentation. Additional Information about the Transaction This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Proxies will not be solicited in connection with the Acquisition discussed herein. This presentation shall also not constitute an offer to sell, or the solicitation of an offer to buy, interests in any of the funds discussed herein. Forward-Looking Statements This presentation contains forward-looking statements based on TPG’s beliefs and assumptions and on information currently available to TPG. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” and similar references to future periods, or by the inclusion of forecasts or projections. Examples of forward-looking statements include, but are not limited to, statements TPG makes regarding the outlook for our future business and financial performance, Peppertree’s financial outlook including estimated operational metrics, business strategy, and plans and objectives of management for future operations, including, among other things, statements regarding the expected closing and terms of the Acquisition. Forward-looking statements are based on TPG’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. As a result, TPG’s actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the inability to complete and recognize the anticipated benefits of the transaction on the anticipated timeline or at all; purchase price adjustments; unexpected costs related to the transaction and the integration of the Peppertree business and operations; TPG’s ability to manage growth and execute its business plan; and regional, national or global political, economic, business, competitive, market and regulatory conditions and uncertainties, among various other risks. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risk factors discussed from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including, but not limited to, those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on February 18, 2025 and subsequent filings with the SEC, which can be found at the SEC’s website at http://www.sec.gov. For the reasons described above, TPG cautions you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this presentation and related public filings. Any forward-looking statement made by TPG in this presentation speaks only as of the date on which TPG makes it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for TPG to predict all of them. TPG undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by law. No recipient should, therefore, rely on these forward-looking statements as representing the views of TPG or its management as of any date subsequent to the date of the presentation. Industry and Market Data This presentation includes market and industry data and forecasts derived from publicly available information, various industry publications, other published industry sources and management’s knowledge of the industry and the good faith estimates of management. This data involves a number of assumptions and limitations, and there can be no assurance these forecasts and estimates will prove accurate in whole or in part. While TPG believes that these sources are reliable, TPG has not independently verified this information. Projections, assumptions and estimates of TPG’s future performance and the future performance of the industry in which TPG operates are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. Non-GAAP Financial Measures This presentation refers to non-GAAP financial measures that are not prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), including fee-related revenues, or “FRR,” fee-related earnings, or “FRE,” and after-tax distributable earnings, or “After-Tax DE.” These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. For definitions of these non-GAAP measures, please refer to the Endnotes and Definitions for additional information. 2

Peppertree: A Leading Specialized Digital Infrastructure Investment Firm

- Peppertree is a leading alternative investment manager specializing in the highly attractive telecom tower market
  - Primarily invests in wireless communications towers in the U.S., with adjacent investments in spectrum licenses, ground and rooftop rights, and fiber networks
- Founded in 2004
  - Ten flagship equity funds raised since inception

$7.7 Billion
Total Assets Under Management[1]

23%
Gross Realized IRR Since Inception[2]

8,800+
Tower and Tower-Related Assets[3] in Current Portfolio

>25
Relationships with Tower Developers

Investments by Asset-Type[4]



5%
3%
92%
Tower & Tower-Related
Spectrum
Fiber

Investments by Geography[4]



6%
94%
U.S.
Non-U.S.

Note: As of December 31, 2024. Past performance is not indicative of future results. Numbers may not sum due to rounding and other adjustments. Please refer to the Endnotes and Definitions for additional important information.

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Peppertree’s Strong Historical Growth Driven by Excellent Investment Performance Proven Track Record Has Enabled Steady Growth in Fund Size Flagship Fund Sizes ($M) $2,040 2.4x / 1.9x Gross / Net Realized MOIC 1 Since Inception $1,500 ~9x 23% / 16% $1,000 Gross / Net Realized IRR 1 Since Inception $505 $230 0% 2 Loss Ratio Since Inception Fund VI Fund VII Fund VIII Fund IX Fund X 2016 2018 2019 2021 2023 Note: As of December 31, 2024. Past performance is not indicative of future results. Please refer to the Endnotes and Definitions for additional important information. 4

TPG’s Acquisition of Peppertree: Transaction Summary • Transaction Consideration: TPG Inc. to acquire the Peppertree business in a cash and equity transaction 1 estimated to include up to $242 million in cash and up to $418 million in equity, in each case, subject to certain adjustments – Earnout: In addition, certain Peppertree parties will be eligible for an earnout of up to $300 million over the next few years, payable in cash, equity, or a combination thereof, based upon the satisfaction of certain fee- related revenue and fundraising targets 2 – Long-Term Alignment : Peppertree’s equity consideration will generally vest ratably over a five-year period • Additionally, Peppertree’s equity consideration will be subject to lock-up during the first year after closing; one-third will be released on each of the first, second, and third anniversaries of the closing • The transaction is expected to close in the third quarter of 2025, subject to customary closing conditions – Peppertree employees will join TPG upon closing Transaction is expected to be immediately accretive to TPG’s Fee-Related Earnings per share and After-Tax Distributable Earnings per share Note: Projections and forward-looking statements are not reliable indicators of future events and there is no guarantee that such activities will occur as expected or at all. Please refer to the Endnotes and Definitions for additional important information. 5

Peppertree is a Compelling Strategic Fit for TPG

1 Clear alignment with TPG's existing sectors and thematic areas of expertise	• Digital infrastructure is a firmwide thematic area of focus and **highly complementary** to TPG's core competencies • Leverages TPG's deep Internet, Digital Media & Communications sector knowledge and investment leadership
2 Differentiated and specialized investment strategy within an attractive and growing sector	• Unique opportunity to expand into digital infrastructure with the **largest pure play wireless communications tower specialist in the U.S.** • **Significant secular growth** driven by continued demand for wireless communication infrastructure and data capacity
3 Provides multiple pathways for future growth within TPG's ecosystem	• Broaden Peppertree's investor base by accessing TPG's client relationships • **Extend duration of capital base** and hold period of high-quality assets • Pursue debt capital markets financing opportunities
4 Strong cultural fit	• Entrepreneurial management team with 20+ year track record of delivering **strong investment performance** • **Shared vision** to enhance Peppertree's growth opportunities by leveraging TPG's broad platform and capabilities
5 Meaningful value creation for shareholders	• Expected to be **immediately accretive** to Fee-Related Earnings per share and After-Tax Distributable Earnings per share • Provides an additional source of **highly predictable fee revenue**

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Secular Tailwinds Drive Long-Term Demand for Digital Infrastructure Key Drivers Rapid Growth Forecasted in Data Produced and Consumed 1 2 Global DataSphere Global Wireless Data Usage Artificial Intelligence Zetabytes Created Annual Megabytes in Trillions 500 500 Cloud Migration 400 400 5G / Mobile Data 300 300 Streaming Video 200 200 100 100 Online Gaming 0 0 Connected Devices '23 '24 '25E '26E '27E '28E '20 '22 '24E '26E '28E '30E Scarce digital infrastructure assets benefit from Hybrid & Remote Work dramatic growth in global data production and consumption Note: Please refer to the Endnotes for additional important information. 7

Peppertree is the Partner of Choice in the Highly Attractive Tower Market Tower Investment Characteristics Peppertree’s Leadership Position Uncorrelated asset class with growth tied to Outstanding reputation as the “go to” capital source rising data consumption and continuous network for tower development and acquisitions upgrades Manages a differentiated, market-leading High barriers to entry, including exclusive network of tower developers developer relationships and zoning restrictions Contracts with investment grade counterparties (e.g., leading U.S. wireless carriers) Distinctive tower operating capabilities provide significant value to investors and developer partners Long-lived physical structures with long-term leases Assets generate recurring, highly predictable 20+ years experience optimizing communication cash flows; contracts with embedded annual rent assets via a hands-on, granular approach escalators and limited churn 8

Endnotes Peppertree: A Leading Specialized Digital Infrastructure Investment Firm 1. AUM attributable to certain Peppertree funds are estimated amounts based on TPG's definition of AUM detailed in Definitions and may differ from Peppertree's historical definition and are subject to change. 2. Net Realized IRR since inception of 16%. Total Value Gross and Net IRR since inception of 19% and 14%, respectively. Past performance is not indicative of future results. There can be no assurance that Peppertree will be able to implement its investment strategies or achieve its investment objective. There can be no guarantee that historical trends will continue. Represents communication infrastructure fund and portfolio investment returns since inception; valued in accordance with FASB ASC 820; estimated Gross and Net Realized IRR and Total Value Gross and Net IRR calculated using the values detailed in Definitions, which differ from TPG's historical definitions and are subject to change. 3. Includes tower and tower-related assets, such as small cells and distributed antenna systems. 4. Based on equity invested in communication infrastructure investments. Peppertree’s Strong Historical Growth Driven by Excellent Investment Performance 1. Gross Total Value MOIC and IRR of 1.8x and 19%. Net Total Value MOIC and IRR of 1.5x and 14%. Past performance is not indicative of future results. There can be no assurance that Peppertree will be able to implement its investment strategies or achieve its investment objective. There can be no guarantee that historical trends will continue. Represents communication infrastructure portfolio investment returns since inception; valued in accordance with FASB ASC 820; estimated Gross and Net Realized MOIC, Gross and Net Realized IRR, Gross and Net Total Value MOIC, and Gross and Net Total Value IRR calculated using the values detailed in Definitions, which differ from TPG's historical definitions and are subject to change. 2. Loss ratio since inception includes communications infrastructure investments only. Fund I was the only fund to include non-communications infrastructure investments. TPG’s Acquisition of Peppertree: Transaction Summary 1. Reflects TPG’s closing price as of May 2, 2025. 2. Excludes approximately 2.9 million Class A shares that will be delivered to certain equity holders of Peppertree at closing. We expect to file a prospectus supplement to TPG Inc.’s existing shelf registration statement on Form S-3 registering the resale of these shares. Secular Tailwinds Drive Long-Term Demand for Digital Infrastructure 1. Source: Worldwide Global DataSphere Forecast, 2024-2028, ID#US52076424. 2. Source: Ericsson Mobility Report November 2024. 9

Definitions After-tax Distributable Earnings (“After-tax DE”) is a non-GAAP performance measure of our distributable earnings after reflecting the impact of income taxes. We use it to assess how income tax expense affects amounts available to be distributed to our Class A common stock holders and Common Unit holders. After-tax DE differs from GAAP net income computed in accordance with GAAP in that it does not include the items described in the definition of DE herein; however, unlike DE it does reflect the impact of income taxes. Income taxes, for purposes of determining After-tax DE, represent the total GAAP income tax expense adjusted to After-Tax Distributable include only the current tax expense (benefit) calculated on GAAP net income before income tax and includes the current payable under our Tax Receivable Agreement, which is recorded within other liabilities in our consolidated statement of financial condition. Further, the current tax expense (benefit) utilized when Earnings determining After-tax DE reflects the benefit of deductions available to the Company on certain expense items that are excluded from the underlying calculation of DE, such as equity-based compensation charges. We believe that including the amount currently payable under the Tax Receivable Agreement and utilizing the current income tax expense (benefit), as described above, when determining After-tax DE is meaningful as it increases comparability between periods and more accurately reflects earnings that are available for distribution to shareholders. Assets Under Management (“AUM”) represents the sum of: i. fair value of the investments and financial instruments held by our private equity, credit and real estate funds (including fund-level asset-related leverage), other than as described below, as well as related co-investment vehicles managed or advised by us, plus the capital that we are entitled to call from investors in those funds and vehicles, pursuant to the terms of their respective capital commitments, net of outstanding leverage associated with subscription-related credit facilities, and including capital commitments to funds that have yet to commence their investment periods; Assets Under ii. the gross amount of assets (including leverage where applicable) for our real estate investment trusts and BDCs, Management iii. the net asset value of certain of our hedge funds; and iv. the aggregate par amount of collateral assets, including principal cash, for our collateralized loan obligation vehicles. Our definition of AUM is not based on any definition of AUM that may be set forth in the agreements governing the investment funds that we manage, or calculated pursuant to any regulatory definitions. Compound Annual Compound Annual Growth Rate (“CAGR”) measures the average annual growth rate of a value over a specific period, assuming that growth is compounded annually. Growth Rate Distributable Earnings (“DE”) is used to assess performance and amounts potentially available for distributions to partners. DE is derived from and reconciled to, but not equivalent to, its most directly comparable U.S. GAAP measure of net income. DE differs from U.S. GAAP net income computed in accordance with U.S. GAAP in that it does not include (i) unrealized performance allocations and related compensation expense, (ii) unrealized investment income, (iii) equity-based Distributable Earnings compensation expense, (iv) net income (loss) attributable to non-controlling interests in consolidated entities, or (v) certain other items, such as contingent reserves. 10

Definitions (Cont’d) Fee-Related Earnings (“FRE”) is a supplemental performance measure and is used to evaluate our business and make resource deployment and other operational decisions. FRE differs from net income computed in accordance with GAAP in that it adjusts for the items included in the calculation of DE and also adjusts to exclude (i) realized performance allocations and related compensation expense, (ii) realized investment income from investments and financial instruments, (iii) net Fee-Related Earnings interest (interest expense less interest income), (iv) depreciation, (v) amortization and (vi) certain non-core income and expenses. We use FRE to measure the ability of our business to cover compensation and operating expenses from fee revenues other than capital allocation-based income. The use of FRE without consideration of the related GAAP measures is not adequate due to the adjustments described herein. Fee-Related Earnings Fee-Related Earnings margin is defined as Fee-Related Earnings divided by Fee-Related Revenues. Margin Fee-related revenues (“FRR”) is a component of FRE. Fee-related revenues is comprised of (i) management fees, (ii) fee-related performance revenues, (iii) transaction, monitoring and other fees, net, and (iv) other income. Fee-related performance revenues refers to incentive fees from perpetual capital vehicles that Fee-Related Revenues are: (i) measured and expected to be received on a recurring basis and (ii) not dependent on realization events from the underlying investments. Fee-related revenues differs from revenue computed in accordance with U.S. GAAP in that it excludes certain reimbursement expense arrangements. Gross Realized IRR Gross Realized IRR and Gross Realized MOIC represent annual gross fund-level internal rate of return from realizations before payment of the general partner's carried interest and other partnership expenses. Gross Realized IRR and MOIC are based on the date capital was called from investors. and MOIC Gross Total Value IRR and Gross Total Value MOIC represent annual gross portfolio-level internal rate of return, including both realizations and unrealized Gross Total Value IRR gains/losses on investments, before the reduction for the general partner's carried interest and other partnership expenses. Gross Total Value IRR and MOIC are and MOIC based on the date capital was called from investors. 11

Definitions (Cont’d) Net fund IRR based on Realized Value for an individual investment or subset of investments is estimated and does not represent actual performance experienced by any Peppertree investor. Net Realized IRR for any individual realized investment or realized subset of investments is a metric that attempts to illustrate the impact of fees, carried interest and expenses on the Gross Realized IRR of such individual realized investment or realized subset of investments, even though these amounts are charged at the fund level. Estimated Net Realized IRRs are based on the historical fund level performance of Fund I through Fund VIII (Fund IX was Net Realized IRR excluded due to the immature nature of the fund). As of December 31, 2022, the historical Gross to Net Realized IRR spread was 71.27% (with an R2 value of 0.9981); the estimated Net Realized IRR for an individual investment or realized/unrealized subset of investments was calculated using this 71.27% figure. The Fund level Net IRR based on Realized Value is calculated using the actual daily cash flows for the Fund. This metric has not changed materially since December 31, 2022. Net fund Realized Value as a Multiple of Cost for an individual realized investment or realized subset of investments is estimated and does not represent actual performance experienced by any Peppertree investor. Net Realized Value as a Multiple of Cost for any individual realized investment or realized subset of investments is a metric that attempts to illustrate the impact of fees, carried interest and expenses on the Gross Total Value as a Multiple of Cost of such realized investment or realized subset of investments, even though these amounts are charged or allocated at the fund level. Estimated Net Realized Value as a Multiple of Net Realized MOIC Cost is based on the historical fund level performance of Fund I through Fund VIII (Fund IX was excluded due to the immature nature of the fund). As of December 31, 2022, the historical Gross to Net multiple spread was 80.24% (with an R2 value of 0.9981); the Estimated Net Realized Value as a Multiple of Cost for an individual realized investment or realized subset of investments was calculated using this 80.24% figure. The Fund level Net Realized Value as a Multiple of Cost is calculated using the actual daily cash flows for the Fund. This metric has not changed materially since December 31, 2022. Estimated Net portfolio IRR based on Total Value for an individual investment or realized/unrealized subset of investments is estimated and does not represent actual performance experienced by any Peppertree investor. Estimated Net Total Value IRR for any individual investment or realized/unrealized subset of investments is a metric that attempts to illustrate the impact of fees, carried interest and expenses on the Gross Total Value IRR of such individual investment or Net Total Value IRR realized/unrealized subset of investments, even though these amounts are charged or allocated at the fund level. This metric was derived as of December 31, 2022. As of that date, the historical Gross to Net Total Value IRR spread was 71.27% (with an R2 value of 0.9981); the Estimated Net Total Value IRR for an individual investment or realized/unrealized subset of investments was calculated using this 71.27% figure. This metric has not changed materially since December 31, 2022. Estimated Net portfolio Total Value as a Multiple of Cost for an individual investment or realized/unrealized subset of investments is estimated and does not represent actual performance experienced by any Peppertree investor. Estimated Net Total Value as a Multiple of Cost for any individual investment or realized/unrealized subset of investments is a metric that attempts to illustrate the impact of fees, carried interest and expenses on the Gross Total Value as a Multiple of Cost of such investment or realized/unrealized subset of investments, even though these amounts are charged or allocated at the fund level. This metric Net Total Value MOIC was derived as of December 31, 2022. As of that date, the historical Gross to Net multiple spread was 80.24% (with an R2 value of 0.9981); the Estimated Net Total Value as a Multiple of Cost for an individual investment or realized/unrealized subset of investments was calculated using this 80.24% figure. This metric has not changed materially since December 31, 2022. 12

Definitions (Cont’d) Non-GAAP Financial Measures represent financial measures that are calculated and presented on the basis of methodologies other than in accordance with Non-GAAP Financial generally accepted accounting principles in the United States of America. These non-GAAP financial measures should be considered in addition to and not as a substitute for, or superior to, financial measures presented in accordance with U.S. GAAP. We use these measures to assess the core operating performance of our Measures business. TPG Operating Group refers to TPG Operating Group II, L.P., a Delaware limited partnership, and its respective consolidated subsidiaries including TPG Operating TPG Operating Group Group I, L.P. and TPG Operating Group III, L.P. 13